Focused manufacturer of engineered lifting equipment Exhibit 99.1 Manitex International, Inc. Corporate Presentation (NASDAQ: MNTX) March 2013

Focused manufacturer of engineered lifting equipment

Forward Looking Statements & Non-GAAP Measures
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as
“anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,”
“should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the
Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation.  Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Full Year and Fourth Quarter 2012 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.
3/14/2013 Nasdaq: MNTX

Focused manufacturer of engineered lifting equipment
Global provider of highly
specialized and custom
configured cranes
Sell materials and
container handling
equipment through
dealerships
Company Snapshot
Manitex
International, Inc.
Niches
Served
Company
Origin
Launched as a private
company in 2003
Publicly traded on
NASDAQ: MNTX
Steady organic growth
Industry consolidator:
acquired seven branded
product lines since going
public in 2006

3/14/2013 Nasdaq: MNTX
Energy exploration and
field development
(includes Canadian oil
sands and recent oil and
natural gas initiatives
throughout U.S.)
Power line construction
Military
Railroads
Ports
Government/agency

Focused manufacturer of engineered lifting equipment
#44 on Forbes Best Small Companies 2012

According to Forbes, this list compiles "an annual ranking of
America's Best Small Companies that have experienced strong growth over the past five years. The 2012 list highlights public companies with sales under $1 billion, which are ranked based on return on equity, sales growth and earnings growth over the past year and the past five years." Forbes methodology factored in stock performance versus each company's peer group during the last 12 months.
3/14/2013 Nasdaq: MNTX

Focused manufacturer of engineered lifting equipment
$000,  except % 2008 2009 2010 2011 2012
Revenues $106,341 $55,887 $95,875 $142,291 $205,249
Gross Margin (%) 16.4% 20.0% 24.3% 20.6% 19.7%
EBITDA $5,416 $1,982 $8,676 $11,120 $17,957
EBITDA Margin (%) 5.1% 3.5% 9.0% 7.8% 8.7%
Net income $1,799 $3,639
(1)
$2,109 $2,780 $8,077
Backlog $15,703 $22,122 $39,905 $83,700 $130,352
(1) 2009 GAAP Net Income includes gain on bargain purchase of $3,815
Financial Summary
Financial Summary
Stock Price
(at 3/11/13)
$10.60
Market Cap (at 3/11/13)
$130.0M
Total Ent. Value (3/11/13)
$177.2M
2012 Revenue $205.2M
2012 Net Income $8.1M
2012 EBITDA $18.0M
Ticker / Exchange MNTX/NasdaqCM
Capitalization
Basic Shares O/S (at 12/31/12)
12.3M
Diluted Shares O/S
(at 12/31/12)
12.3M
Total Debt (at 12/31/12)
$49.1M

3/14/2013 Nasdaq: MNTX

Manitex

MANITEX LIFTKING

BADGER EQUIPMENT COMPANY

Custom Built in America... For Today... For the Future

FERRARI

MANITEX

Focused manufacturer of engineered lifting equipment
• Engineered lifting equipment
• Manitex boom trucks
• SkyCrane aerial platforms
• Sign cranes
• RT forklifts
• Special mission-oriented
vehicles
• Carriers
• Heavy material handling
• Transporters & steel mill
equipment
• Specialized earthmoving,
railroad and material
handling equipment since
1945
• Has built ~ 10,000 units
since 1945
• Manufacturer of container
handling equipment for the
global port & inter-modal
sectors
• Products: reach stackers,
laden and unladen container
forklifts  & straddle carriers
Product Overview

3/14/2013 Nasdaq: MNTX

Focused manufacturer of engineered lifting equipment
Competitive Positioning

Core Competencies
Strong brand history
Acknowledged product
development record
International dealers enable us to
follow demand
Focused on specialized equipment
and niche end-markets
Products
Niche markets
Broad end-user base
Highly customized/specialized;
will configure-to-order
Parts and service an important
part of business model
Lower capital commitment for a boom truck vs.
competitors’ custom cranes of similar lifting capacity
Usually less or no special permitting vs. competitors’
custom cranes of  similar lifting capacity
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Superior ROI

Boom Truck Crane Tonnage Distribution - Market

12%
29%
24%
11%
24%
<17
17>22.9
23>29.9
30>35.9
36>

Boom Truck Crane Tonnage Distribution - Manitex

7%
18%
25%
50%
17>22.9
23>29.9
30>35.9
36>

Focused manufacturer of engineered lifting equipment
Lifting Equipment Market Overview
Market Overview
Principal products: boom truck cranes that vary in height
& tonnage capacity
Smaller tonnage cranes (<30 tons) more focused on
general construction markets; larger cranes (30+ tons)
focus on power line construction and energy
Larger tonnage cranes in higher demand since economic
downturn
Boom truck cranes typically less expensive than rough
terrain and all terrain cranes
Manitex Market Position
Broader market: ~65% of cranes shipped in the smaller
tonnage range; ~75% of Manitex shipments have been in
larger tonnage
Focus on being a niche player allows specialization tailored towards customers’ needs
Production distribution skewed toward larger tonnage
machines
First to launch 50-ton crane (May 2007)
Have developed a series of products around the demand
for larger tonnage cranes

3/14/2013 Nasdaq: MNTX

NOBLE

BADGER
EQUIPMENT COMPANY
Custom Built in America. For Today. For the Future.

TEREX

Manitowoc
Manitowoc Boom Trucks

LITTLE Giant

FERRARI

MANITEX
LIFTKING
ULC

Manitex

LOAD KING
A MANITEX International Company

MANITEX
INTERNATIONAL

Focused manufacturer of engineered lifting equipment
Replacement Parts & Service
Consistent Recurring Revenue

• Recurring revenue of approximately 15-20% of total sales
• Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary
– Serve additional brands
– Service team for crane equipment
– Automated proprietary system implemented in principal operations
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Revenues
($ in Millions)

$205.2
54% CAGR
$55.9
2009
2012

Sources of Growth 2009-2012
$ in Millions

$57.5
$91.8
Acquisitions
Organic

Growth Being Driven by R&D
and New Product Innovations
(Pie chart illustrates 2012 revenues)

24%
76%
New Products
Introduced 2009-2012
Existing

MANITEX

Focused manufacturer of engineered lifting equipment
Revenue Growth Drivers
Pie chart represents the difference /
reconciliation between $55.9M & $205.2M

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2009 – 2012
Energy business was less than 10% in 2009, estimated
~ 50% in 2012
R&D budget: up from ~ $1M to ~ $2.5M/year
Incremental annual increase of $1M in R&D expected
to generate ~ $40M in revenues for 2012

Focused manufacturer of engineered lifting equipment
Investment Highlights

• Niche markets with
solid demand
drivers for products
• Increased
penetration in oil
and gas, power grid
and rail industries
• Demand in end
markets – energy,
railroad, and
utilities – expected
to be consistently
strong
• Customer focused
design strategy
• Diversified product
offering
• Quickly adaptable
to changes in
demand
• Commitment to
innovation,
research, &
product
development
• Expected impact
from new product
launches in 2013
• Nine of ten
consecutive quarters
of backlog growth
• Compared to 2011,
2012 revenues
+44%, EBITDA +61%,
and EPS +183%
• Balance sheet
strength positionned
for growth: Interest
coverage of 7.3
times and debt to
EBITDA ratio of 2.7
times at 12/31/2012
• End market diversity
offsets  weak
demand in segments
• NA  represents ~83%
of revenue,
mitigating concerns
of European
economic climate
• Existing global
presence (~20K units
worldwide)
• International dealer
network provides
footprint for on-
going international
growth
• Seasoned senior
management:
over 70 years of
collective industry
experience
• Successfully
integrated
multiple
acquisitions
• Significant
management
ownership
Growth in
End Markets
Flexible
Operating
Model
Broad Industry
& Geographic
Distribution
Growth in
Key Financial
Metrics
Experienced
Management
3/14/2013 Nasdaq: MNTX

Focused manufacturer of engineered lifting equipment 12 Financial Overview Manitex International, Inc. March 2013 3/14/2013 Nasdaq: MNTX

Revenue
EBITDA
Net Income
$200,000
$150,000
$100,000
$50,000
$0
Revenue
$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
$3,000
$1,000
EBITDA & Net Income
$55,887
$95,875
$8,676
$142,291
$11,120
$2,780
$205,249
$17,957
$8,077
2009
2010
2011
2012

Focused manufacturer of engineered lifting equipment
Key Figures - Annual

USD thousands except as noted
2009 2010 2011 2012
Net sales $55,887 $95,875 $142,291 $205,249
Gross profit 11,157 23,334 29,250 40,464
Gross margin % 20.0% 24.3% 20.6% 19.7%
Operating expenses  7,813 17,797 22,649 26,005
Net Income 3,639 2,109 2,780 8,077
EBITDA 1,982 8,676 11,120 17,957
EBITDA % of Sales 3.5% 9.0% 7.8% 8.7%
Backlog ($ million) $22.1 $39.9 $83.7 $130.4
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Focused manufacturer of engineered lifting equipment
Summary Balance Sheet

$000s
31-Dec-12 31-Dec-11 31-Dec-10 31-Dec-09
Current Assets $104,777 $71,209 $54,703 $40,147
Fixed Assets 10,297 11,017 10,659 11,804
Other Long-Term Assets 36,430 39,365 40,155 42,734
Total Assets $151,504 $121,591 $105,517 $94,685
Current Liabilities $43,351 $30,177 $23,011 $14,569
Long-Term Liabilities 48,620 44,620 39,232 39,688
Total Liabilities 91,971 74,797 62,243 54,257
Shareholders’ Equity 59,533 46,794 43,274 40,428
Total Liabilities & Shareholders’
Equity $151,504 $121,591 $105,517 $94,685
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Focused manufacturer of engineered lifting equipment
Working Capital

$000 Q4 2012 Q4 2011
Working Capital $61,426 $41,032
Days Sales Outstanding (DSO) 58 60
Days Payable Outstanding (DPO) 51 59
Inventory Turns 3.0 2.7
Current Ratio 2.4 2.4
Operating Working Capital $74,300 $50,007
Operating Working Capital % of Annualized LQS 32.9% 34.2%
Major movements in working capital increase 2012 v 2011 of $20.4M
•
Cash, net of short term credit facility, ($0.9M), receivables ($12.3M), inventory ($19.0M), offset by increased accounts payable ($7.0M), accrued expenses ($2.8M), other current liabilities ($1.2M), and short term notes payable ($0.9M)
Inventory: increases in raw materials ($11.6M) and WIP ($3.2M) and finished goods
($4.2M) to support growth
Working capital ratios in good position v 2011
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Focused manufacturer of engineered lifting equipment
Debt & Liquidity

$000 Q4 2012 Q4 2011
Total Cash $1,889 $71
Total Debt 49,138 42,227
Total Equity 59,533 46,794
Net Capitalization 106,782 88,950
Net Debt / Capitalization 44.2% 47.4%
EBITDA 17,957 11,120
EBITDA % of Sales 8.7% 7.8%
Increase in debt at 12/31/2012 from 12/31/2011 of $6.9M, ($5.1M net of cash)
• Increase in lines of credit, equipment finance and Italian working capital finance $13.5M
• Repayments of  $6.6M on long term debt
N. American revolver facilities, based on available collateral at 12/31/12 was $43M
N. American revolver availability at 12/31/12 of $7.8M
Record EBITDA of $18M for 2012
3/14/2013 Nasdaq: MNTX

Focused manufacturer of engineered lifting equipment
Experienced Management Team

Name & Title Experience
David Langevin
Chairman & CEO
20+ years principally with Terex
Andrew Rooke
President & COO
20+ years principally with Rolls Royce, GKN Sinter Metals,
Off-Highway & Auto Divisions
David Gransee
CFO & Treasurer
Formerly with Arthur Andersen,  15+ years with Eon Labs
(formerly listed)
Robert Litchev
President – Manufacturing Operations
10+ years principally with Terex
Scott Rolston
SVP Strategic Planning
13+ years principally with Manitowoc
3/14/2013 Nasdaq: MNTX

Focused manufacturer of engineered lifting equipment
Company Timeline

2010 2008 2009 2007
March 2002:
Manitowoc (NYSE:MTW)
acquires Grove
January 2003:
Manitowoc divests
Manitex
December 2009: Acquire Load
King Trailers
July 2009: Acquire Badger
Equipment Co.
November 2006:
Veri-Tek Acquires
LiftKing
July 2007: VCC
acquires Noble
forklift
May 2008: Name changed to Manitex International and
listed on Nasdaq (MNTX)
October 2008:
Crane & Machinery
and Schaeff Forklift
acquired
July 2006: Manitex
merges into Veri-Tek,
Intl. (VCC)
July 2010 : CVS Operating
Agreement
2006 2004 2002 2005 2003 2011
July 2011: Closes
Acquisition of CVS
3/14/2013 Nasdaq: MNTX

Manitex

BADGER EQUIPMENT COMPANY

MANITEX LIFTKING

LOAD KING

FERRARI

CM

MANITEX

Focused manufacturer of engineered lifting equipment
Operating Companies

Brand Products End Markets Drivers
• Boom trucks and cranes
• Sign cranes
• Parts
• Energy exploration
• Power transmission
• Industrial projects
• Infrastructure development
• Strong end market demand for specialized,
competitively differentiated products for oil, gas,
and energy sectors
• Product development
• Rough terrain cranes
• Specialized construction
equipment
• Parts
• Railroad
• Construction
• Refineries
• Municipality
• Equipment replacement cycle in small tonnage
flexible cranes for refinery market
• More efficient product offering across end
markets
• Rough terrain forklifts
• Special mission-oriented vehicles
• Custom specialized carriers
• Parts
• Military
• Utility
• Ship building
• Commercial
• Steady, profitable growth from both commercial
and military application of products
• Custom trailers
• Hauling systems for heavy
equipment transport
• Parts
• Energy
• Mining
• Railroad
• Commercial construction
• U.S. energy exploration build-out
• Oil and gas exploration
• General infrastructure construction
• Reach stackers
• Container handling forklifts
• Parts
• Global container market • International container market and global trade
• Re-establishing customer relationships and select
product categories
• Rough terrain forklifts
• Special mission-oriented vehicles
• Custom specialized carriers
• Parts
• Military
• Utility
• Ship building
• Commercial
• Steady, profitable growth from both commercial
and military application of products
3/14/2013 Nasdaq: MNTX